UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2008

UONLIVE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-26119
(Commission File Number)

87-0629754
(I.R.S. Employer Identification No.)

5/F, Guangdong Finance Building
88 Connaught Road West, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

(011) (852) 2116-3560
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if changed since last report)

This Current Report on Form 8-K is filed by Uonlive Corporation, a Nevada corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01                                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On September 29, 2008, Simon & Edward, LLP, Certified Public Accountants (“Simon & Edward”), was dismissed as the independent registered public accounting firm for the Registrant and a subsidiary, Parure Capital Limited (“Parure Capital”).  Simon & Edward had been the independent registered public accounting firm for and audited the consolidated balance sheet of Parure Capital as of December 31, 2007, and the related consolidated statement of operations, cash flows, and stockholders’ deficit for the period from November 21, 2007 (date of inception) through December 31, 2007.  In addition, Simon & Edward reviewed management’s prepared consolidated financial statements for the Registrant for the fiscal quarters ended March 31, 2008 and June 30, 2008.  All of the foregoing audited financial statements are hereinafter collectively referred to as the “audited financial statements.”

The report of Simon & Edward on the audited financial statements for the period from inception until December 31, 2007 of Parure Capital contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the statement that the audited financial statements raised substantial doubt about the ability of Parure Capital to continue as a going concern. The dismissal of Simon & Edward was approved unanimously by the Board of Directors.

In connection with Simon & Edward’s audit for the period from inception until December 31, 2007 of Parure Capital, and in connection with Simon & Edward’s review of the consolidated financial statements of the Registrant for the interim periods ending March 31, 2008 and June 30, 2008, and through the date of the change in accountants, there have been no disagreements between Parure Capital, on the one hand, or the Registrant, on the other hand, and Simon & Edward on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Simon & Edward, would have caused Simon & Edward to make reference to the subject matter of the disagreement(s) in their report on Parure Capital or in their review of the Registrant’s financial statements for the interim period.

The Registrant has made the contents of this Form 8-K filing available to Simon & Edward and requested it to furnish a letter to the Securities and Exchange Commission as to whether Simon & Edward agrees or disagrees with, or wishes to clarify Registrant’s expression of its views.  A copy of Simon & Edward’s letter to the SEC is included as an exhibit to this filing.

Concurrent with this action, the Registrant and its subsidiaries engaged Zhong Yi (Hong Kong) C.P.A. Company Limited (“Zhong Yi”) as its independent registered public accounting firm for the review of the interim financial information for the quarter ending September 30, 2008. Simon & Edward’s affiliated firm in Asia, Zhong Yi has been auditing the financial statements of Uonlive Limited, a subsidiary of Parure Capital. Accordingly, management of the Registrant elected to continue this existing relationship with Zhong Yi and engage it as its independent auditor.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

16.1	Letter from Simon & Edward to the Securities and Exchange Commission dated October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Uonlive Corporation

By: /s/ Cheung Chi Ho
Cheung Chi Ho, Chief Executive Officer

DATED: September 29, 2008